Exhibit 24
POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Cecil D. Conlee Cecil D. Conlee

Date: March 26, 2009

State of:	Georgia
County of:	Fulton
On this 26th day of March , 2009, before
me personally appeared Cecil D. Conlee,
known to me to be the person named in this
instrument, and acknowledged that he
executed the same as his free act and deed.

/s/ Sandra Gilbert Notary Public
My Commission expires: May 19, 2010
[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ George C. Guynn George C. Guynn

Date: March 26, 2009

State of:	Georgia
County of:	Fulton
On this 26th day of March , 2009, before
me personally appeared George C. Guynn,
known to me to be the person named in this
instrument, and acknowledged that he executed
the same as his free act and deed.

/s/ Sandra Gilbert Notary Public
My Commission expires: May 19, 2010
[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ J. Reese Lanier, Sr. J. Reese Lanier, Sr.

Date: March 26, 2009

State of:	Georgia
County of:	Fulton
On this 26th day of March   , 2009, before
me personally appeared J. Reese Lanier, Sr.,
known to me to be the person named in this
instrument, and acknowledged that he
executed the same as his free act and deed.

/s/ Sandra Gilbert Notary Public
My Commission expires: May 19, 2010
[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Dennis M. Love Dennis M. Love

Date: March 26, 2009
State of:
County of:
On this 26th day of March , 2009,
before me personally appeared Dennis M.
Love, known to me to be the person named in
this instrument, and acknowledged that he
executed the same as his free act and deed.

/s/ Rita L. Benfield Notary Public
My Commission expires: November 8, 2010
[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clarence H. Smith Clarence H. Smith

Date: March 26, 2009

State of:	Georgia
County of:	Fulton
On this 26th day of March , 2009, before
me personally appeared Clarence H. Smith,
known to me to be the person named in this
instrument, and acknowledged that he
executed the same as his free act and deed.

/s/ Sandra Gilbert Notary Public
My Commission expires: May 19, 2010
[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Helen B. Weeks Helen B. Weeks

Date: March 26, 2009

State of:	Georgia
County of:	Fulton
On this 26th day of March , 2009, before
me personally appeared Helen B. Weeks,
known to me to be the person named in this
instrument, and acknowledged that she
executed the same as her free act and deed.

/s/ Sandra Gilbert Notary Public
My Commission expires: May 19, 2010
[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ E. Jenner Wood III E. Jenner Wood III

Date: March 26, 2009

State of:	Georgia
County of:	Fulton
On this 26th day of March , 2009, before
me personally appeared E. Jenner Wood III,
known to me to be the person named in this
instrument, and acknowledged that he
executed the same as his free act and deed.

/s/ Sandra Gilbert Notary Public
My Commission expires: May 19, 2010
[NOTARY SEAL]